SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                                  76-0364866
-------------------------------                             --------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                              Identification No.)


1300 West Sam Houston Parkway South, Suite 300 Houston, Texas           77042
--------------------------------------------------------------       ----------
        (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibits     Description of Exhibits

99.1         Registrant's   press  release  dated  March  4,  2004  announcing
             financial results for the fourth quarter and year-ended December 31, 2003.*

* Furnished herewith.


Item 12. Results of Operations and Financial Condition.

On March 4, 2004, U.S. Physical Therapy, Inc. reported its results for the fourth quarter and year-ended December 31, 2003. The earnings release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. PHYSICAL THERAPY, INC.


Dated: March 4, 2004                      By:  /s/ Lawrence W. McAfee
                                              ---------------------------
                                          Name: Lawrence W. McAfee
                                          Title:  Chief Financial Officer

EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------
99.1           Registrant's   press  release  dated  March  4,  2004  announcing
               financial results for the fourth quarter and year-ended  December
               31, 2003.*


* Furnished herewith.